UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2005

Clearant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50309	912190195
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11111 Santa Monica Blvd., Suite 650, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 479-2959

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On June 30, 2005, Clearant, Inc., a Nevada corporation ("Clearant Nevada"), consummated a merger with and into its wholly-owned subsidiary, CI Merger Corporation, a Delaware corporation ("Clearant Delaware") (the "Reincorporation"). As a result of the Reincorporation, the registrant is now a Delaware corporation.

As provided by the Agreement and Plan of Merger by and between Clearant Nevada and Clearant Delaware, at the effective time of the Reincorporation, each outstanding share of Clearant Nevada common stock was automatically converted into one share of Clearant Delaware common stock. Each stock certificate representing issued and outstanding shares of Clearant Nevada common stock continues to represent the same number of shares of Clearant Delaware common stock. The constituent instruments defining the rights of holders of the registrant’s common stock will now be governed by the Certificate of Incorporation and Bylaws of Clearant Delaware, which are attached as exhibits to Appendix G to the definitive proxy statement filed June 16, 2005 with the Securities and Exchange Commission ("Proxy"), and incorporated herein by reference.

Delaware corporate law will now be applicable in the determination of the rights of stockholders. The registrant refers its stockholders to the discussion entitled "Approval of Reincorporation from Nevada to Delaware" beginning on page 18 of the Proxy for a summary of all of the material terms of the charter documents, bylaws and laws of the two states as they pertain to stockholder rights.

Item 8.01 Other Events.

On June 30, 2005,the registrant held its annual meeting of stockholders. At the meeting, the stockholders (i) approved the re-election of the registrant's six directors to the board of directors, (ii) approved the 2005 Stock Award Plan, and (iii) approved the Reincorporation to Delaware. The Reincorporation was effectuated on June 30, 2005 by the filing of Articles of Merger and a Certificate of Ownership and Merger with the Secretaries of State of Nevada and Delaware, respectively.

Following the Reincorporation, Clearant Delaware common stock continues to be quoted on the Over-the-Counter Bulletin Board under the same symbol ("CRLI") as the shares of Clearant Nevada common stock had been traded. Stockholders do not need to exchange share certificates based upon the Reincorporation. The Reincorporation will not result in any change in the registrant’s OTCBB listing, CUSIP number, business, assets, liabilities, corporate headquarters, management or other employees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.

July 1, 2005	By:	/s/ Donald J. Lewis

Name: Donald J. Lewis
Title: Chief Financial Officer